Exhibit 99.1

Magnite Reports Third Quarter 2026 Results
Contribution ex-TAC(1) Grows 20% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 39% Year-Over-Year
Adjusted EBITDA(1) Grows 46% Year-Over-Year
Adjusted EBITDA Margin(2) of 42% in Third Quarter
NEW YORK, November 4, 2026 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended September 30, 2026.
Q3 2026 Highlights:
•Revenue of $204.2 million, up 14% year-over-year
•Contribution ex-TAC(1) of $200.6 million, up 20% year-over-year, exceeded the high end of the guidance range of $188 to $192 million
•Contribution ex-TAC(1) attributable to CTV of $105.4 million, up 39% year-over-year, exceeded the high end of the guidance range of $98 to $100 million
•Contribution ex-TAC(1) attributable to DV+ of $95.3 million, up 5% year-over-year, exceeded high end of the guidance range of $90 to $92 million
•Net income of $34.0 million, or $0.23 per diluted share, a 70% increase compared to a net income of $20.1 million, or $0.13 per diluted share for Q3 2025
•Adjusted EBITDA(1) of $83.4 million, up 46% year-over-year, representing a 42% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $57.2 million or a 34% margin in Q3 2025
•Non-GAAP earnings per share(1) of $0.33, compared to non-GAAP earnings per share(1) of $0.20 for Q3 2025
•Operating cash flow(3) of $68.0 million
Q4 2026 Expectations:
•Total Contribution ex-TAC(1) to be between $227 million and $233 million
•Contribution ex-TAC(1) attributable to CTV to be between $124 million and $127 million
•Contribution ex-TAC(1) attributable to DV+ to be between $103 million and $106 million
•Adjusted EBITDA operating expenses(4) to be between $125 million and $127 million
Full-Year 2026 Expectations:
•Raising total Contribution ex-TAC(1) growth to be approximately 17%, up from 13% to 14%
•Raising Adjusted EBITDA(1) percentage growth to be approximately 30%, from greater than 20%
•Raising Adjusted EBITDA margin(2) to be approximately 38.5%, from at least 37%
•Raising free cash flow(5) growth to be above 60%, from the high 40% range
Full-Year 2027 Expectations:
•Top-line growth, excluding political, accelerating over 2026
•Total top-line growth of over 15%, excluding political and not including upside from Google remedies, or 10% on a total reported basis
•Adjusted EBITDA margin(2) of at least 38.5%

“We delivered a very strong quarter, with the top line growing 20%, driven by CTV growing 39% and DV+ growing 5%, both significantly exceeding expectations. We outperformed political revenue expectations, mostly in CTV, and now expect full-year political spend to be nearly three times our initial forecast. CTV momentum remains broad-based, and the business now represents 53% of total contribution ex-TAC. Strong top-line execution translated into outstanding operating leverage, generating 46% Adjusted EBITDA growth with a 42% margin, prompting us to once again raise our full-year outlook across all key performance metrics,” said Michael G. Barrett, CEO of Magnite.

Magnite Third Quarter 2026 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Nine Months Ended
	September 30, 2026	September 30, 2025	Change Favorable/ (Unfavorable)	September 30, 2026	September 30, 2025	Change Favorable/ (Unfavorable)
Revenue	$204.2	$179.5	14%	$561.4	$508.6	10%
Gross profit	$140.2	$110.1	27%	$374.9	$311.5	20%
Contribution ex-TAC(1)	$200.6	$166.8	20%	$551.1	$474.6	16%
Net income	$34.0	$20.1	70%	$57.8	$21.6	168%
Adjusted EBITDA(1)	$83.4	$57.2	46%	$196.8	$148.4	33%
Adjusted EBITDA margin(2)	42%	34%	8.0 ppt	36%	31%	5 ppt
Basic earnings per share	$0.24	$0.14	71%	$0.40	$0.15	167%
Diluted earnings per share	$0.23	$0.13	77%	$0.39	$0.14	179%
Non-GAAP earnings per share(1)	$0.33	$0.20	65%	$0.72	$0.52	38%

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.
Third Quarter 2026 Results Conference Call and Webcast:
The Company will host a conference call on November 4, 2026 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its third quarter of 2026.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(855) 669-9658 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	1468027
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic

London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence ("AI"); the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; our litigation against Google LLC, or the anticipated benefits thereof; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, outcomes, performance or achievements, or the timing thereof, to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks, uncertainties, and additional factors that could cause actual results, outcomes, or timing thereof, to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results or outcomes could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.
Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income, and Non-GAAP Earnings per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income to Adjusted EBITDA," "Reconciliation of net income to non-GAAP income," and "Reconciliation of GAAP earnings per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition, severance costs and other related items, gains or losses on extinguishment of debt, other debt refinancing expenses, certain litigation expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect litigation expenses for specific proceedings.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.

•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income, income from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income and Non-GAAP Earnings per Share:
We define non-GAAP earnings per share as non-GAAP income divided by non-GAAP weighted-average shares outstanding. Non-GAAP income is equal to net income excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, certain litigation expense, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings per share is that other companies may define non-GAAP earnings per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income.
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$392,862	$553,362
Accounts receivable, net	1,432,233	1,301,955
Prepaid expenses and other current assets	27,123	26,261
TOTAL CURRENT ASSETS	1,852,218	1,881,578
Property and equipment, net	117,466	108,546
Right-of-use lease assets	58,994	66,611
Internal use software development costs, net	33,159	28,799
Intangible assets, net	5,822	12,445
Goodwill	983,902	983,902
Other assets, non-current	85,217	82,494
TOTAL ASSETS	$3,136,778	$3,164,375
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,738,299	$1,607,664
Lease liabilities, current	21,558	20,163
Debt, current, net of debt issuance costs	3,632	208,447
Other current liabilities	20,446	5,462
TOTAL CURRENT LIABILITIES	1,783,935	1,841,736
Debt, non-current, net of debt discount and issuance costs	346,318	347,665
Lease liabilities, non-current	40,436	50,085
Other liabilities, non-current	4,404	2,539
TOTAL LIABILITIES	2,175,093	2,242,025
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,421,637	1,440,358
Accumulated other comprehensive loss	(1,181)	(1,451)
Accumulated deficit	(458,773)	(516,559)
TOTAL STOCKHOLDERS' EQUITY	961,685	922,350
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,136,778	$3,164,375

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue	$204,196	$179,494	$561,390	$508,597
Expenses (1)(2):
Cost of revenue	64,016	69,356	186,462	197,108
Sales and marketing	42,063	40,348	135,151	130,777
Technology and development	21,366	20,198	70,674	64,073
General and administrative	26,211	24,551	79,622	71,003
Total expenses	153,656	154,453	471,909	462,961
Income from operations	50,540	25,041	89,481	45,636
Other (income) expense:
Interest expense, net	4,818	4,668	15,689	14,916
Foreign exchange (gain) loss, net	499	(416)	129	6,745
Loss on extinguishment of debt	—	—	—	2,152
Other income	(353)	(154)	(1,191)	(730)
Total other expense, net	4,964	4,098	14,627	23,083
Income before income taxes	45,576	20,943	74,854	22,553
Provision for income taxes	11,571	885	17,068	990
Net income	$34,005	$20,058	$57,786	$21,563
Earnings per share:
Basic	$0.24	$0.14	$0.40	$0.15
Diluted	$0.23	$0.13	$0.39	$0.14
Weighted average shares used to compute earnings per share:
Basic	143,502	143,009	143,355	142,176
Diluted	150,805	153,166	149,554	150,516

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Cost of revenue	$612	$479	$1,900	$1,586
Sales and marketing	7,637	7,777	24,448	25,369
Technology and development	3,086	3,959	12,351	12,801
General and administrative	5,159	5,829	17,106	19,055
Total stock-based compensation expense	$16,494	$18,044	$55,805	$58,811

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Cost of revenue	$13,680	$12,088	$42,059	$36,312
Sales and marketing	90	91	287	3,424
Technology and development	127	79	379	215
General and administrative	47	50	141	168
Total depreciation and amortization expense	$13,944	$12,308	$42,866	$40,119

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended
	September 30, 2026	September 30, 2025
OPERATING ACTIVITIES:
Net income	$57,786	$21,563
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,866	40,119
Stock-based compensation	55,805	58,811
Loss on extinguishment of debt	—	2,152
Amortization of debt discount and issuance costs	2,038	2,752
Non-cash lease expense	(637)	(1,633)
Deferred income taxes	(1,161)	(1,347)
Unrealized foreign currency (gain) loss, net	(3,108)	4,356
Other items, net	(332)	619
Changes in operating assets and liabilities:
Accounts receivable	(130,611)	(16,319)
Prepaid expenses and other assets	(3,092)	(7,407)
Accounts payable and accrued expenses	131,311	9,880
Other liabilities	17,887	(5,835)
Net cash provided by operating activities	168,752	107,711
INVESTING ACTIVITIES:
Purchases of property and equipment	(31,444)	(45,131)
Capitalized internal use software development costs	(12,657)	(10,148)
Mergers and acquisitions, net of indemnification claims holdback	—	(8,100)
Other investing activities	—	(362)
Net cash used in investing activities	(44,101)	(63,741)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	—	92,622
Repayment of the Term Loan B Facility from refinancing and repricing activities	—	(92,622)
Proceeds from the Revolving Credit Facility	60,000	—
Repayment of the Revolving Credit Facility	(60,000)	—
Payment for debt issuance costs	—	(159)
Repayment of the Term Loan B Facility	(2,724)	(1,816)
Repayment of Convertible Senior Notes	(205,067)	—
Proceeds from exercise of stock options	6,793	2,972
Proceeds from issuance of common stock under employee stock purchase plan	2,387	2,111
Purchase of treasury stock	(55,559)	(22,880)
Taxes paid related to net share settlement	(30,203)	(27,268)
Payment of indemnification claims holdback	(1,000)	—
Net cash used in financing activities	(285,373)	(47,040)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	222	1,977
CHANGE IN CASH AND CASH EQUIVALENTS	(160,500)	(1,093)
CASH AND CASH EQUIVALENTS — Beginning of period	553,362	483,220
CASH AND CASH EQUIVALENTS — End of period	$392,862	$482,127

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS—(Continued)
(In thousands)
(unaudited)

	Nine Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	September 30, 2026	September 30, 2025
Cash paid for income taxes	$5,409	$2,836
Cash paid for interest	$19,064	$21,674
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$3,306	$6,969
Capitalized stock-based compensation	$2,056	$1,539
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$18,639	$31,032
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$8,549	$2,140
Non-cash financing activity related to Amendment No. 2 to the 2024 Credit Agreement	$—	$270,555
Purchase consideration - indemnification claims holdback	$—	$2,000

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025

Basic Earnings Per Share:
Net income	$34,005	$20,058	$57,786	$21,563
Weighted-average common shares outstanding used to compute basic earnings per share	143,502	143,009	143,355	142,176
Basic earnings per share	$0.24	$0.14	$0.40	$0.15

Diluted Earnings Per Share:
Net income	$34,005	$20,058	$57,786	$21,563
Add back:
Interest expense, Convertible Senior Notes, net of tax	—	—	253	—
Net income used to calculate diluted earnings per share	$34,005	$20,058	$58,039	$21,563

Weighted-average common shares outstanding used to compute basic earnings per share	143,502	143,009	143,355	142,176
Dilutive effect of weighted-average restricted stock units	4,415	6,124	2,862	4,887
Dilutive effect of weighted-average common stock options	1,625	2,412	1,635	2,153
Dilutive effect of weighted-average performance stock units	1,166	1,569	783	1,260
Dilutive effect of weighted-average Employee Stock Purchase Plan shares	97	52	49	40
Dilutive effect of weighted-average convertible notes	—	—	870	—
Weighted-average shares used to compute diluted earnings per share	150,805	153,166	149,554	150,516
Diluted earnings per share	$0.23	$0.13	$0.39	$0.14

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue	$204,196	$179,494	$561,390	$508,597
Less: Cost of revenue	64,016	69,356	186,462	197,108
Gross Profit	140,180	110,138	374,928	311,489
Add back: Cost of revenue, excluding TAC	60,448	56,641	176,199	163,094
Contribution ex-TAC	$200,628	$166,779	$551,127	$474,583

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income	$34,005	$20,058	$57,786	$21,563
Add back (deduct):
Stock-based compensation expense	16,494	18,044	55,805	58,811
Depreciation and amortization expense, excluding amortization of acquired intangible assets	12,446	10,067	36,243	27,605
Amortization of acquired intangibles	1,498	2,241	6,623	12,514
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	—	162	1,755	162
Interest expense, net	4,818	4,668	15,689	14,916
Provision for income taxes	11,571	885	17,068	990
Foreign exchange (gain) loss, net	499	(416)	129	6,745
Loss on extinguishment of debt	—	—	—	2,152
Other debt refinancing expense	—	—	—	967
Litigation expense (1)	1,999	527	3,815	1,043
Non-operational real estate and other expense, net	26	935	1,904	894
Adjusted EBITDA	$83,356	$57,171	$196,817	$148,362

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended September 30, 2026.

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income	$34,005	$20,058	$57,786	$21,563
Add back (deduct):
Stock-based compensation expense	16,494	18,044	55,805	58,811
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	1,498	2,403	8,378	12,676
Foreign exchange (gain) loss, net	499	(416)	129	6,745
Loss on extinguishment of debt	—	—	—	2,152
Other debt refinancing expense	—	—	—	967
Litigation expense (1)	1,999	527	3,815	1,043
Non-operational real estate and other expense, net	26	935	1,904	894
Interest expense, Convertible Senior Notes	—	421	359	1,264
Tax effect of Non-GAAP adjustments (2)	(5,221)	(10,078)	(20,734)	(25,974)
Non-GAAP income	$49,300	$31,894	$107,442	$80,141

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended September 30, 2026.

(2) Non-GAAP income includes the estimated tax impact from the reconciling items between net income and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
GAAP earnings per share (1):
Basic	$0.24	$0.14	$0.40	$0.15
Diluted	$0.23	$0.13	$0.39	$0.14

Non-GAAP income (2)	$49,300	$31,894	$107,442	$80,141
Non-GAAP earnings per share	$0.33	$0.20	$0.72	$0.52

Weighted-average shares used to compute basic earnings per share	143,502	143,009	143,355	142,176
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	7,206	10,105	5,280	8,300
Dilutive effect of weighted-average ESPP shares	97	52	49	40
Dilutive effect of weighted-average Convertible Senior Notes	—	3,210	870	3,210
Non-GAAP weighted-average shares outstanding	150,805	156,376	149,554	153,726

(1) Calculated as net income divided by basic and diluted weighted-average shares used to compute basic and diluted earnings per share as included in the condensed consolidated statement of operations.

(2) Refer to reconciliation of net income to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
Channel:
CTV	$105,368	53%	$75,847	45%	$284,770	52%	$210,615	44%
Mobile	67,807	33%	64,428	39%	188,929	34%	186,208	40%
Desktop	27,453	14%	26,504	16%	77,428	14%	77,760	16%
Total	$200,628	100%	$166,779	100%	$551,127	100%	$474,583	100%